                                                                 EXHIBIT 10.46.4

                                                                [CONFORMED COPY]


                    COLLATERAL PLEDGE AND SECURITY AGREEMENT

     This Collateral Pledge and Security Agreement (the "Note Pledge Agreement") is made and entered into as of December 9, 1997 by Trans World Airlines, Inc., a Delaware corporation (the "Pledgor"), having its principal office at One City Centre, 515 North Sixth Street, Saint Louis, Missouri 63101, in favor of First Security Bank, National Association, a national banking association duly organized and existing under the laws of the United States of America, having an office at 79 South Main Street, Salt Lake City, Utah 84111, as Trustee (in such capacity, together with its successors and assigns, the "Trustee") for the holders (the "Holders") of the Notes (as defined herein) issued by the Pledgor under the Indenture referred to below.

                              W I T N E S S E T H

          WHEREAS, the Pledgor and First Security Bank, National Association, as Trustee, have entered into that certain Indenture dated as of December 9, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor issued on the date hereof $140,000,000 in aggregate principal amount of 11 1/2% Senior Secured Notes due 2004 (the "Notes"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Definitions Appendix to the Indenture, which shall be part of this Note Pledge Agreement as if fully set forth in this place. The rules of construction for this Note Pledge Agreement are set forth in Section 2 of such Definitions Appendix; and

          WHEREAS, the Pledgor agreed, pursuant to the Indenture, to either (i) deposit with the Trustee on the date hereof, for the benefit of the Holders of the Notes, cash (the "Cash Collateral") in such amount as will be sufficient to provide for payment in full of the first three scheduled interest payments due on the Notes or (ii) purchase U.S. Government Obligations (together with any replacement or substitute securities, the "Pledged Securities") in an amount sufficient upon receipt of scheduled interest and principal payments in respect of Pledged Securities, in the opinion (expressed in a written certification thereof delivered to the Trustee) of a nationally recognized firm of independent accountants selected by the Pledgor, to provide for payment of the first three scheduled interest payments due on the Notes and to place such securities in an account held by the Trustee for the benefit of Holders of the Notes; and

          WHEREAS, the Pledgor has elected to deposit cash for the immediate purchase of the Pledged Securities with the Trustee on the date hereof in accordance with the Indenture; and
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                                                                               2



          WHEREAS, the Indenture permits the Pledgor at any time hereafter to substitute Pledged Securities for Cash Collateral and/or Cash Collateral for Pledged Securities, provided that the substituted Pledged Collateral, together with the remaining Pledged Collateral are in such amount as will be sufficient, upon receipt of scheduled interest and principal payments of any such Pledged Securities, in the opinion (expressed in a written certification thereof delivered to the Trustee) of a nationally recognized firm of independent public accountants selected by the Company, to provide for payment in full of the first three scheduled interest payments due on the Notes; and

          WHEREAS, to secure the obligation of the Pledgor under the Indenture and the Notes to pay in full the first three scheduled interest payments and to secure repayment of the Notes in the event that the Notes should become due and payable prior to such time as the first three scheduled interest payments on the Notes shall have been paid in full (the "Obligations"), the Pledgor has agreed to (i) pledge to the Trustee, for its benefit and the ratable benefit of the Holders of Notes, a security interest in the Cash Collateral, the Pledged Securities and the Interest Escrow Account (as defined below) and (ii) execute and deliver this Note Pledge Agreement in order to secure the payment and performance by the Pledgor of all such Obligations.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the premises, and in order to induce the Holders of Notes to purchase the Notes, the Pledgor hereby agrees with the Trustee for its benefit and for the ratable benefit of the Holders of Notes as follows:

          SECTION 1.     Pledge and Grant of Security Interest.  The Pledgor
                         -------------------------------------
hereby pledges to the Trustee for its benefit and for the ratable benefit of the Holders of Notes, and grants to the Trustee for its benefit and for the ratable benefit of the Holders of Notes, a continuing first priority security interest in and to all of Pledgor's right, title and interest in (whether now owned or hereafter acquired) (i) the Cash Collateral, the Pledged Securities and the Interest Escrow Account, and any security entitlements with respect to any thereof, (ii) the certificates or other evidence of ownership representing the Pledged Securities and the Interest Escrow Account, and (iii) except as otherwise provided herein, all products and proceeds of any of the Cash Collateral, the Pledged Securities and the Interest Escrow Account, including, without limitation, all securities, investment property, securities entitlements, financial assets, dividends, interest, principal payments, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Securities (collectively, the "Pledged Collateral").

          SECTION 2.     Security for Obligations.  This Note Pledge Agreement
                         ------------------------
secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations.

          SECTION 3.     Delivery of Collateral; Interest Escrow Account;
                         -----------------------------------------------
Interest; Substitution of Collateral.
------------------------------------
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                                                                               3

          (a) All Pledged Securities (other than book-entry securities) and all certificates or instruments, if any, representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be duly registered in the name of the Trustee, as Trustee, all in form and substance satisfactory to the Trustee.

          (b) Concurrently with the execution and delivery hereof, the Trustee shall establish one or more accounts for the deposit of the Cash Collateral and the Pledged Securities (the "Interest Escrow Account") at its office at 79 South Main Street, Salt Lake City, Utah 84111. Subject to the other terms and conditions of this Note Pledge Agreement, all funds or other property accepted by the Trustee pursuant to this Note Pledge Agreement shall be held in the Interest Escrow Account for the benefit of the Trustee and for the ratable benefit of the Holders of Notes.

          (c) All interest earned on any Pledged Securities shall be retained in the Interest Escrow Account, pending disbursement pursuant to the terms hereof.

          (d) At any time while this Note Pledge Agreement is in force but only after the Initial Purchasers have ceased to be Holders the Pledgor may substitute U.S. Government Obligations for Cash Collateral or cash for U.S. Government Obligations; provided, however, that in either case the U.S. Government Obligations and/or Cash Collateral, as the case may be, remaining in the Interest Escrow Account must be in such amount as will, together with the substituted Pledged Collateral, be sufficient (upon receipt of scheduled interest and principal payments of such U.S. Government Obligations, if any, in the opinion (expressed in a written certification thereof delivered to the Trustee) of a nationally recognized firm of independent public accountants selected by the Company), to provide for payment in full of the first three scheduled interest payments due on the Notes (or, in the event an interest payment or payments have been made, an amount sufficient to provide for payment in full of any interest payments then remaining up to and including the third scheduled interest payment). Upon any such substitution, the Pledged Securities and/or cash so substituted shall be held by the Trustee for the benefit of the Holders of the Notes, and the Trustee shall release from the Interest Escrow Account, to or upon the order of the Company, all or the appropriate portion, as set forth in a Request, of the Cash Collateral or U.S. Government Obligations, as the case may be, initially deposited by the Company.

          SECTION 4.     Disbursements.
                         -------------

          (a) Up to five (5) Business Days prior to the due date of any of the first three scheduled interest payments on the Notes the Pledgor may, pursuant to a Request, irrevocably direct the Trustee to release from the Interest Escrow Account funds sufficient to provide for payment in full of such interest payment then due. Upon receipt of such Request, the Trustee will take any action necessary to provide for the payment of such interest payment on the Notes in accordance with the payment provisions of the Indenture to the Holders of Notes from (and to the extent of) the Cash Collateral and/or proceeds of the Pledged Securities in the Interest Escrow Account.
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                                                                               4

          (b) If the Pledgor makes any interest payment for which the Cash Collateral or the Pledged Securities are collateral from a source of funds other than the Interest Escrow Account ("Pledgor Funds"), the Pledgor may, after payment in full of such interest payment, direct the Trustee to release to the Pledgor or at the direction of the Pledgor an amount of funds from the Interest Escrow Account less than or equal to the amount of such interest payment. Upon receipt of a Request from the Pledgor and any other documentation reasonably satisfactory to the Trustee to substantiate such use of Pledgor Funds by the Pledgor (including the certificate described in the following sentence), the Trustee will pay over to the Pledgor the requested amount from (and to the extent of) the Cash Collateral or proceeds of the Pledged Securities in the Interest Escrow Account. Concurrently with any release of funds to the Pledgor pursuant to this Section 4(b), the Pledgor will deliver to the Trustee an Officers' Certificate stating that such release has been duly authorized by all necessary corporate action, and does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor or result in the creation or imposition of any Lien on any assets of the Pledgor.

          (c) If at any time the amount of Cash Collateral and/or Pledged Securities (as applicable) exceeds 100% of the amount sufficient (if Pledged Securities have been pledged hereunder, in the opinion (expressed in a written certification thereof delivered to the Trustee) of a nationally recognized firm of independent public accountants selected by the Pledgor), to (upon receipt of scheduled principal and interest payments on such Pledged Securities, if any) provide for payment in full of the first three scheduled interest payments due on the Notes (or, in the event an interest payment or payments have been made, an amount sufficient to provide for payment in full of any interest payments then remaining up to and including the third scheduled interest payment) then, upon receipt of a Request from the Pledgor and any other documentation reasonably satisfactory to the Trustee to substantiate such excess (including without limitation a written certification from such accountants), the Trustee will pay over to the Pledgor the amount of such excess.

          (d) Upon payment in full of the first three scheduled interest payments due on the Notes, the security interest in the Pledged Collateral evidenced by this Note Pledge Agreement will terminate and be of no further force and effect. Furthermore, upon the release of any Pledged Collateral from the Interest Escrow Account in accordance with the terms of this Note Pledge Agreement, the security interest evidenced by this Note Pledge Agreement will terminate and be of no further force and effect with respect to such Pledged Collateral.

          SECTION 5.     Representations and Warranties.  The Pledgor hereby
                         ------------------------------
represents and warrants that:

          (a) The execution, delivery and performance by the Pledgor of this Note Pledge Agreement are within the Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any
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                                                                               5

     provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the security interests granted under this Note Pledge Agreement.

          (b) The Pledgor is the sole record and beneficial owner of the Pledged Collateral, free and clear of any Lien or claims of any person or entity (except for the security interests granted under this Note Pledge Agreement). No financing statement covering the Pledged Securities is on file in any public office other than financing statements filed pursuant to this Note Pledge Agreement.

          (c) This Note Pledge Agreement has been duly executed and delivered by the Pledgor and constitutes a valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity and commercial reasonableness.

          (d) Upon the delivery to the Trustee of any certificates or instruments representing the Pledged Securities, the registration of the Pledged Securities and such certificates or instruments in the name of the Trustee, as Trustee, and the filing of financing statements under the Uniform Commercial Code (the "UCC") in the office of the Secretary of State of Missouri, the pledge of the Pledged Collateral, securing the payment of the Obligations for the benefit of the Trustee and the Holders of Notes, will constitute a first priority perfected security interest in such Pledged Collateral, enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of the Pledged Collateral from the Pledgor.

          (e) No consent of any other person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Note Pledge Agreement or for the execution, delivery or performance of this Note Pledge Agreement by the Pledgor (except, in the case of any Pledged Collateral a security interest in which can only be perfected by filing of a financing statement under the UCC, for the filing of the UCC financing statements referred to in Section 5(d) hereof) or (ii) the exercise by the Trustee of the rights provided for in this Note Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Note Pledge Agreement.

          (f) No litigation investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor with respect to this Note Pledge Agreement, any of the Pledged Collateral or any of the transactions contemplated hereby.

          (g) The pledge of the Pledged Collateral pursuant to this Note Pledge Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

          (h)  No Event of Default or Default exists.

          SECTION 6.     Further Assurance. The Pledgor will, promptly upon
                         -----------------
request by the Trustee, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, assignments, instruments and other documents, all in form and substance satisfactory to the Trustee, deliver any instruments to the Trustee and take any other actions that are necessary or, in the reasonable opinion of the Trustee, desirable to perfect, continue the perfection of, or protect the first priority of the Trustee's security interest in and to the Pledged Collateral, to protect the Pledged Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Note Pledge Agreement. The Pledgor also hereby authorizes the Trustee to file any financing or continuation statements with respect to the Pledged Collateral without the signature of the Pledgor (to the extent permitted by applicable law). The Pledgor will promptly pay all costs incurred in connection with any of the foregoing.

          SECTION 7.     Covenants.  The Pledgor covenants and agrees with the
                         ---------
Trustee and the Holders of Notes from and after the date of this Note Pledge Agreement until the earlier of payment in full in cash of (A) each of the first three scheduled interest payments due on the Notes under the terms of the Indenture or (B) all obligations due and owing under the Indenture and the Notes in the event such obligations become due and payable prior to the payment of the first three scheduled interest payments on the Notes:

          (a) That it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral (except for the lien created pursuant to this Note Pledge Agreement) and at all times will be the sole beneficial owner of the Pledged Collateral.

          (b) That it will not (i) enter into any agreement or understanding that purports to or may restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to sell or otherwise dispose of the Pledged Collateral or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to the Pledged Collateral not later than the earlier of (A) five days prior to the due date thereof and (B) five days prior to any proposed sale under any judgment, writ or warrant of attachment with respect thereto.

          SECTION 8.     Power of Attorney.  In addition to all of the powers
                         -----------------
granted to the Trustee pursuant to the Indenture and the other Operative Documents, the Pledgor hereby appoints and constitutes the Trustee as the Pledgor's attorney-in-fact (with full power of substitution) to exercise to the fullest extent permitted by law all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default: (i) collection of proceeds of any Pledged Collateral; (ii) conveyance of any item of Pledged Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under
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                                                                               7

Section 6 hereof; (iv) making of any payments or taking any acts under Section 9 hereof and (v) paying or discharging taxes or Liens levied or placed upon the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Trustee in its sole discretion, and such payments made by the Trustee to become part of the Obligations of the Pledgor to the Trustee, due and payable immediately upon demand. The Trustee's authority hereunder shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Pledged Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Pledged Collateral, transfer title to any item of Pledged Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or appropriate by the Trustee to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, to take any other actions arising from or incident to the powers granted to the Trustee in this Note Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

          SECTION 9.     Trustee May Perform.  If the Pledgor fails to perform
                         -------------------
any agreement contained herein, the Trustee may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Trustee incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof.

          SECTION 10.    No Assumption of Duties; Reasonable Care.  The rights
                         ----------------------------------------
and powers granted to the Trustee hereunder are being granted in order to preserve and protect the Trustee's and the Holders' of Notes security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Trustee in connection therewith other than those imposed under applicable law. Except as provided by applicable law, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Trustee accords similar property in similar situations, it being understood that the Trustee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral or
(iii) investing or reinvesting any of the Pledged Collateral. The Trustee shall be authorized to invest any Cash Collateral, or any other cash that may be on deposit in the Interest Escrow Account from time to time, on an overnight basis, in Temporary Cash Investments selected by the Company.

          SECTION 11.    Indemnity.  The Pledgor shall indemnify, hold harmless
                         ---------
and defend the Trustee and its directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Trustee's performance under this Note Pledge Agreement, except to the extent that such liability, expense or claim is directly attributable to the bad faith, gross negligence or willful misconduct of such indemnified person.

          SECTION 12.    Remedies Upon Event of Default. If any Event of Default
                         ------------------------------
under the Indenture or default hereunder (any such Event of Default or default being referred to in this Note Pledge Agreement as an "Event of Default") shall have occurred and be continuing:

          (a) The Trustee and the Holders of Notes shall have, in addition to all other rights given by law or by this Note Pledge Agreement or the other Operative Documents, all of the rights and remedies with respect to the Collateral of a secured party under the UCC in effect in the State of New York and any other applicable jurisdiction at that time. In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody of the Trustee, the Trustee may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Trustee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever created by or through the Pledgor. Unless any of the Pledged Collateral threatens, in the reasonable judgment of the Trustee, to decline speedily in value or is or becomes of a type sold on a recognized market, the Trustee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended dispositions is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 15.1 herein at least ten (10) days before the time of the sale or disposition. The Trustee or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

          (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this
     Section 12 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to the Trustee and the Holders of Notes, that the Trustee and the Holders of Notes have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this
     Section 12 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

          SECTION 13.    Expenses.  The Pledgor will upon demand pay to the
                         --------
Trustee the amount of any and all reasonable expenses, including without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by the Trustee that the

Trustee may incur in connection with (i) the review, negotiation and administration of this Note Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee and the Holders of Notes hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 14.    Security Interest Absolute.  All rights of the Trustee
                         --------------------------
and the Holders of Notes and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

          (c) any exchange, surrender, release or non-perfection of any Liens on any other collateral for all or any of the Obligations; or

          (d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Note Pledge Agreement other than payment in full of the Obligations.

          SECTION 15.    Miscellaneous Provisions.
                         ------------------------

          Section 15.1   Notices; Waivers.  Any request, demand, authorization,
                         ----------------
direction, notice, consent, waiver or other document provided or permitted by this Note Pledge Agreement to be made upon, given or furnished to, or filed with

          (a) the Pledgor shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by first-class mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to Pledgor at:

               Trans World Airlines, Inc.
               One City Centre
               515 N. 6th Street
               St. Louis, Missouri  63101
               Attention:  Senior Vice President & General Counsel

               Telecopier No.:  (314) 589-3267

          (b) the Trustee shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by registered or certified mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to or with the Trustee at:

               First Security Bank, National Association
               79 South Main Street
               Salt Lake City, Utah 84111
               Attention:  Corporate Trust Services

               Telecopier No.:  (801) 246-5053

or to any of the above parties at any other address or telecopier number subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of the Pledgor or the Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

          Any notice or communication mailed to a Holder shall be mailed to such Holder by first-class mail or by nationally recognized overnight courier, postage or courier changes, as the case may be, prepaid, at such Holder's address as it appears on the Register and shall be sufficiently given to such Holder if so mailed within the time prescribed.

          Failure to mail a notice or send a communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Notices to the Trustee or to the Pledgor are deemed given only when received. Where this Note Pledge Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          Section 15.2   No Adverse Interpretation of Other Agreements.  This
                         ---------------------------------------------
Note Pledge Agreement may not be used to interpret any agreement of Pledgor or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the other Operative Documents. Any such agreement may not be used to interpret this Note Pledge Agreement.

          Section 15.3   Severability.  The provisions of this Note Pledge
                         ------------
Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Note Pledge Agreement in any jurisdiction, and a Holder shall have no claim therefor against any party hereto.

          Section 15.4   Effect of Headings.  The Section headings contained in
                         ------------------
this Note Pledge Agreement have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Note Pledge Agreement.

          Section 15.5   Counterpart Originals.  This Note Pledge Agreement may
                         ---------------------
be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

          Section 15.6   Benefits of Note Pledge Agreement Restricted.  Subject
                         --------------------------------------------
to the provisions of Section 15.17, nothing in this Note Pledge Agreement, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and the Holders, acting through the Trustee, any legal or equitable right, remedy or claim under or in respect of this Note Pledge Agreement or under any covenant, condition, or provision herein contained, all such covenants, conditions and provisions, subject to Section
15.17 hereof, being for the sole benefit of the parties hereto and the Holders.

          Section 15.7   Amendments, Waivers and Consents.  The Company and the
                         --------------------------------
Trustee may amend or agree to waive any of the provisions of this Note Pledge Agreement; provided however, that without the consent of the Required Holders, no such amendment or waiver shall be made which adversely affects the interests of the Holders of the Notes in any material respect. Any amendment or waiver of any provision of this Note Pledge Agreement and any consent to any departure by the Pledgor from any provision of this Note Pledge Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of this Section 15.7 and neither the Trustee nor any Holder of Notes shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Trustee or any Holder of Notes to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee or any Holder of Notes of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Trustee or such Holder of Notes would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          Section 15.8   Interpretation of Agreement.  All terms not defined
                         ---------------------------
herein or in the Indenture shall have the meaning set forth in the applicable UCC, except where the context otherwise requires. Acceptance of or acquiescence in a course of performance rendered under this Note Pledge Agreement shall not be relevant to determine the meaning of this Note Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          Section 15.9   Continuing Security Interest: Termination.
                         -----------------------------------------

          (a) This Note Pledge Agreement shall create a continuing security interest in and to the Collateral and shall unless otherwise provided in the Indenture or in this Note Pledge Agreement, remain in full force and effect until the earlier of payment in full in cash of (A) each of the first three scheduled interest payments due on the Notes under the terms of the Indenture or (B) all obligations due and owing under the Indenture and the Notes in the event such obligations become payable prior to the payment of the first three scheduled interest payments on the Notes.

          (b) Subject to the provisions of Section 15.10 hereof, this Note Pledge Agreement shall terminate upon the earlier of payment in full in cash of (A) each of the first three scheduled interest payments due on the Notes under the terms of the Indenture or (B) all obligations due and owing under the Indenture and the Notes in the event such obligations become payable prior to the payment of the first three scheduled interest payments on the Notes. At such time, the Trustee shall upon receipt of a Request from the Pledgor and evidence of such payment, reassign and redeliver to the Pledgor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms of this Note Pledge Agreement and the Indenture. Such reassignment and redelivery shall be without warranty by or recourse to the Trustee, except as to the absence of any prior assignments by the Trustee of its interest in the Collateral, and shall be at the expense of the Pledgor.

          Section 15.10  Survival Provisions.  Notwithstanding any right of the
                         -------------------
Trustee, the Initial Purchasers or any of the Holders to investigate the affairs of the Company, and notwithstanding any knowledge of facts determined or determinable by any of them pursuant to such investigation or right of investigation, all representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Note Pledge Agreement, and shall terminate only upon the termination of this Note Pledge Agreement in accordance herewith.

          Section 15.11  Waivers.  The Pledgor waives presentment and demand for
                         -------
payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

          Section 15.12  Authority of the Trustee.
                         ------------------------

          (a) The Trustee shall have and be entitled to exercise all powers hereunder that are specifically granted to the Trustee by the terms hereof, together with such powers as are reasonably incident thereto. The Trustee may perform any of its duties hereunder or in connection with the Collateral by our through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Trustee, any director, officer, employee, attorney or agent of the Trustee nor the Holders of Notes shall be liable to the Pledgor for any action taken or omitted to be taken by it or them hereunder, except for its or their own bad faith, gross negligence or willful misconduct, nor shall the Trustee be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Trustee and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

          (b) The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Note Pledge Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Note Pledge

     Agreement shall, as between the Trustee and the Holders of Notes, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders of Notes with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

          Section 15.13  Limitation by Law.  All rights, remedies and powers
                         -----------------
provided herein shall be exercised so that they will not prohibit or prevent this Note Pledge Agreement from being recorded, registered or filed under the provisions of any applicable law.

          Section 15.14  Final Expression.  This Note Pledge Agreement, together
                         ----------------
with the Indenture, the other Operative Documents and any other agreement executed in connection herewith or therewith, is intended by the parties as a final expression of this Note Pledge Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

          Section 15.15  Rights of Holders of Notes.  No Holder of Notes shall
                         --------------------------
have any independent rights hereunder other than those rights granted to individual Holders of Notes pursuant to the Indenture; provided that nothing in
                                                       --------
this subsection shall limit any rights granted to the Trustee under the Notes or the Indenture.

          Section 15.16  Governing Law; Submission to Jurisdiction; Waiver of
                         ----------------------------------------------------
Jury Trial; Waiver of Damages.
-----------------------------

          (a) The laws of the State of New York shall govern this Note Pledge Agreement without regard to principles of conflicts of laws.

          (b) The Pledgor agrees that the Trustee shall, in its capacity as Trustee or in the name and on behalf of any Holder of Notes, have the right, to the extent permitted by applicable law, to proceed against the Pledgor or its property in a court in any location reasonably selected in good faith (and having personal or in rem jurisdiction over the Pledgor or its property, as the case may be) to enable the Trustee to realize on such property, or to enforce a judgment or other court order entered in favor of the Trustee. The Pledgor agrees that it will not assert any counterclaims, setoffs or crossclaims in any proceeding brought by the Trustee to realize on such property or to enforce a judgment or other court order in favor of the Trustee, except for such counterclaims, setoffs or crossclaims which, if not asserted in any such proceeding, could not otherwise be brought or asserted. The Pledgor waives any objection that it may have to the location of the court in which the Trustee has commenced a proceeding described in this paragraph including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens.

          (c) The Pledgor and the Trustee each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with this Note Pledge Agreement. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

          (d) The Pledgor agrees that neither the Trustee nor any Holder of Notes shall have any liability to the Pledgor (whether sounding in tort, contract or otherwise) for losses suffered by the Pledgor in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by this Note Pledge Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a final and nonappealable judgment of a court that is binding on the Trustee or such Holder of Notes, as the case may be, that such losses were the result of acts or omissions on the part of the Trustee or such Holder of Notes, as the case may be, constituting bad faith, gross negligence or willful misconduct.

          (e) To the extent permitted by applicable law, and except as otherwise provided in this Note Pledge Agreement, the Pledgor waives all rights of notice and hearing of any kind prior to the exercise by the Trustee or any Holder of Notes of rights during the continuance of any Event of Default to repossess the Collateral with judicial process or to replevy, attach or levy upon the Collateral or other security for the Obligations. To the extent permitted by applicable law, the Pledgor waives the posting of any bond otherwise required of the Trustee or any Holder of Notes in connection with any judicial process or proceeding to obtain possession of replevy, attach or levy upon the Collateral or other security for the Obligations, to enforce any judgment or other court order entered in favor of the Trustee or any Holder of Notes, or to enforce by specific performance, temporary restraining order or preliminary or permanent injunction, this Note Pledge Agreement or any other agreement or document between the Pledgor on the one hand and the Trustee and/or the Holders of Notes on the other hand.

          Section 15.17  Successors and Assigns.  This Note Pledge Agreement and
                         -----------------------
all obligations of the Pledgor hereunder shall be binding upon the successors and permitted assigns of the Pledgor, and shall, together with the rights and remedies of the Trustee hereunder, inure to the benefit of the Trustee and the Holders, and their respective successors and assigns. The Pledgor agrees that the interest of the Pledgor under this Note Pledge Agreement is not assignable and that any attempt to assign all or any portion of this Note Pledge Agreement by the Pledgor shall be null and void except for an assignment in connection with a merger, consolidation or sale of substantially all the Pledgor's assets permitted under the Indenture.

          Section 15.18  Conflict with Trust Indenture Act of 1939.  If and to
                         -----------------------------------------
the extent that any provision of this Note Pledge Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

          Section 15.19  Holidays.  In the event that any date for the payment
                         --------
of any amount due hereunder shall not be a Business Day, then (notwithstanding any other provision of this Note Pledge Agreement) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue from such due date to and including the next succeeding Business Day.

          Section 15.20  No Recourse Against Others.  A director, officer,
                         --------------------------
employee or stockholder, as such, of Pledgor shall not have any liability for any obligations of Pledgor under this Note Pledge Agreement or for any claim based on, in respect of or by reason of such obligations or their creation.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Pledgor and the Trustee have each caused this Note Pledge Agreement to be duly executed and delivered as of the date first above written.

                         Pledgor:

                         Trans World Airlines, Inc.

                         By:/s/ Michael J. Lichty
                            ------------------------------------
                            Name: Michael J. Lichty
                            Title: Vice President Corporate Finance

                         Trustee:

                         First Security Bank, National Association, as Trustee

                         By:/s/ Nancy M. Dahl
                            -------------------------------------
                            Name: Nancy M. Dahl
                            Title: Vice President